UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 27, 2022

THE ODP CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10948	85-1457062
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 North Military Trail, Boca Raton, FL		33496
(Address of Principal Executive Offices)		(Zip Code)

(561) 438-4800

(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, If Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	ODP	The NASDAQ Stock Market (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 27, 2022, the Company held its Annual Meeting. As of the record date, there were 48,486,904 common shares entitled to one vote per share. Results of votes with respect to proposals submitted at that meeting are as follows:

1.

To elect nine (9) members of the Company’s board of directors to serve until the next annual meeting, until their successors have been elected and qualified, or until their resignation or removal. Our shareholders voted to elect all ten members to serve as directors. Votes recorded, by nominee, were as follows:

Name	For	Against	Abstain	Broker Non-Votes
Quincy L. Allen	36,559,642	4,878,115	10,390	2,104,047
Kristin A. Campbell	36,217,619	5,221,449	9,079	2,104,047
Marcus B. Dunlop	41,149,994	285,806	12,347	2,104,047
Cynthia T. Jamison	33,731,791	7,706,201	10,155	2,104,047
Shashank Samant	36,248,563	5,187,938	11,646	2,104,047
Wendy L. Schoppert	39,369,108	2,068,180	10,859	2,104,047
Gerry P. Smith	34,719,169	4,478,185	2,250,793	2,104,047
David M. Szymanski	36,603,349	4,834,355	10,443	2,104,047
Joseph S. Vassalluzzo	36,957,519	4,478,923	11,705	2,104,047

2.

To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2022. The Company’s shareholders voted to approve this proposal with 42,696,723 votes for and 765,781 votes against. There were 89,690 abstentions and 0 broker non-votes.

3.

To hold an advisory vote on the compensation of the Company’s named executive officers. The Company’s shareholders voted to approve this proposal with 38,992,524 votes for and 2,439,436 votes against. There were 16,187 abstentions and 2,104,047 broker non-votes.

4.

To approve an amendment to the Amended and Restated Limited Liability Company Agreement of its wholly-owned subsidiary, Office Depot LLC, to eliminate the pass-through provision. The Company’s shareholders voted to approve this proposal with 41,082,648 votes for and 344,203 votes against. There were 21,296 abstentions and 2,104,047 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ODP CORPORATION

Date: April 28, 2022	/s/ N. David Bleisch
	Name:	N. David Bleisch
	Title:	EVP, Chief Legal & Administrative Officer and Corporate Secretary